================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K




                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 28, 2004



                             BELL MICROPRODUCTS INC.
             (Exact name of registrant as specified in its charter)




                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


             000-21528                                NO. 94-3057566
      (Commission File Number)                        (IRS Employer
                                                   Identification No.)

                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 451-9400
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed since last report



================================================================================

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated April 28, 2004


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 28, 2004, Bell Microproducts Inc. issued a press release announcing its 2004 first quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


The information in this Current Report on Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BELL MICROPRODUCTS INC.


                                           By       /s/ James E. Illson
                                              --------------------------------
Date:  April 28, 2004                         James E. Illson
                                              Executive Vice President, Finance
                                              and Operations and Chief Financial
                                              Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             BELL MICROPRODUCTS INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
April 28, 2004                                                         000-21528



EXHIBIT NO.             ITEM

   99.1                 Press Release dated April 28, 2004








                                       3